UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 12, 2005

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On September 12, 2005, an entity wholly owned by High Plains Investments LLC exercised a Warrant dated September 21, 2000 to purchase an aggregate of 330,396 shares of common stock of Overstock.com, Inc. for an aggregate cash exercise price of $1,404,512.

The issuance of the shares was exempt from the registration provisions of the Securities Act pursuant to Section 4(2) thereof as a transaction not involving a public offering.  High Plains Investments LLC is managed by Dr. Patrick M. Byrne, who is Chairman of the Board of Directors and the President of Overstock.com, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/Jonathan E. Johnson
Jonathan E. Johnson
Senior Vice President, Corporate Affairs and Legal
Date: September 12, 2005